UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2008
SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (954) 308-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
                       CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 18, 2008, the Compensation Committee of the Board of Directors of Spherion Corporation approved the Company’s 2008 Variable Pay Plan (the “Plan”). Under the Plan, the 2008 annual incentive awards for all of our executive officers will be based 85% on earnings per share targets and 15% on core value goals. EPS goals are reflected in the following chart:

Spherion EPS
(85% of Variable Pay Opportunity)
	EPS from
	continuing	% of EPS Component
Goal Level	operations	Awarded

Achievement	*	200%
Target	*	100%
Threshold	*	5.88%
Below Threshold	*	0%

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.
     Individual core value goals will be set by Roy G. Krause, our President and Chief Executive Officer.
     The 2008 annual incentive award target for each executive officer is as follows: 100% for Roy G. Krause, 80% of base salary for William J. Grubbs and Mark W. Smith and 60% of base salary for John D. Heins and Loretta A. Penn.
     A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.
     Also on February 18, 2008, the Compensation Committee approved the issuance, under the Company’s 2006 Stock Incentive Plan, of restricted stock units (“RSUs”) and stock options to its principal executive officer, principal financial officer and the other executive officers named in the table below in the amounts indicated:

Equity Grants
Name	RSUs Granted	Stock Options Granted

Roy G. Krause (PEO)	120,000	225,000
Mark W. Smith (PFO)	75,000	75,000
William J. Grubbs	90,000	85,000
John D. Heins	25,000	35,000
Loretta A. Penn	15,000	15,000
     The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to the achievement of certain EPS targets. The stock options are exercisable in three equal annual installments beginning on the first anniversary of the grant date at an exercise price of $6.21 per share and expire seven years from the grant date.
     On February 18, 2008, the Compensation Committee of the Board of Directors also approved adjusted annual base salaries for the following executives: $660,000 for Mr. Krause, $420,000 for Mr. Grubbs, $364,000 for Mr. Smith, $284,000 for Mr. Heins and $220,000 for Ms. Penn.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On and effective February 19, 2008, the Board of Directors of Spherion Corporation amended Sections 5.01 and 5.03 of the Company’s Restated Bylaws to allow for the issuance of shares of Company capital stock in uncertificated form. The text of the amended sections of the Restated Bylaws is included as an exhibit to this report and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

3.1	Text of Amended Bylaws Sections.

10.1	Spherion Corporation 2008 Variable Pay Plan (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: February 22, 2008	By:	/s/ Mark W. Smith
Mark W. Smith Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Text of Amended Bylaws Sections.

10.1	Spherion Corporation 2008 Variable Pay Plan (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).